POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of Omnicom Group Inc., a New York corporation ("Omnicom"), constitutes and appoints John D. Wren and Barry J. Wagner, and each of them, his true and lawful attorney-in-fact and agent, with full and several power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K to be filed by Omnicom for the fiscal year ended December 31, 1997, including any or all amendments thereto, and to file the same, with all exhibits thereto, and other documents, in connection therewith, including specifically this Power of Attorney, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: March 24, 1998                             /s/ Bernard Brochand
                                                  ------------------------------
                                                  Bernard Brochand

                              POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of Omnicom Group Inc., a New York corporation ("Omnicom"), constitutes and appoints John D. Wren and Barry J. Wagner, and each of them, his true and lawful attorney-in-fact and agent, with full and several power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K to be filed by Omnicom for the fiscal year ended December 31, 1997, including any or all amendments thereto, and to file the same, with all exhibits thereto, and other documents, in connection therewith, including specifically this Power of Attorney, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: March 24, 1998                             /s/ Robert J. Callander
                                                  ------------------------------
                                                  Robert J. Callander

                              POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of Omnicom Group Inc., a New York corporation ("Omnicom"), constitutes and appoints John D. Wren and Barry J. Wagner, and each of them, his true and lawful attorney-in-fact and agent, with full and several power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K to be filed by Omnicom for the fiscal year ended December 31, 1997, including any or all amendments thereto, and to file the same, with all exhibits thereto, and other documents, in connection therewith, including specifically this Power of Attorney, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: March 24, 1998                             /s/ James A. Cannon
                                                  ------------------------------
                                                  James A. Cannon

                              POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of Omnicom Group Inc., a New York corporation ("Omnicom"), constitutes and appoints John D. Wren and Barry J. Wagner, and each of them, his true and lawful attorney-in-fact and agent, with full and several power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K to be filed by Omnicom for the fiscal year ended December 31, 1997, including any or all amendments thereto, and to file the same, with all exhibits thereto, and other documents, in connection therewith, including specifically this Power of Attorney, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: March 24, 1998                             /s/ Leonard S. Coleman, Jr.
                                                  ------------------------------
                                                  Leonard S. Coleman, Jr.

                              POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of Omnicom Group Inc., a New York corporation ("Omnicom"), constitutes and appoints John D. Wren and Barry J. Wagner, and each of them, his true and lawful attorney-in-fact and agent, with full and several power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K to be filed by Omnicom for the fiscal year ended December 31, 1997, including any or all amendments thereto, and to file the same, with all exhibits thereto, and other documents, in connection therewith, including specifically this Power of Attorney, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: March 24, 1998                             /s/ Susan S. Denison
                                                  ------------------------------
                                                  Susan S. Denison

                              POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of Omnicom Group Inc., a New York corporation ("Omnicom"), constitutes and appoints John D. Wren and Barry J. Wagner, and each of them, his true and lawful attorney-in-fact and agent, with full and several power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K to be filed by Omnicom for the fiscal year ended December 31, 1997, including any or all amendments thereto, and to file the same, with all exhibits thereto, and other documents, in connection therewith, including specifically this Power of Attorney, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: March 24, 1998                             /s/ John R. Murphy
                                                  ------------------------------
                                                  John R. Murphy

                              POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of Omnicom Group Inc., a New York corporation ("Omnicom"), constitutes and appoints John D. Wren and Barry J. Wagner, and each of them, his true and lawful attorney-in-fact and agent, with full and several power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K to be filed by Omnicom for the fiscal year ended December 31, 1997, including any or all amendments thereto, and to file the same, with all exhibits thereto, and other documents, in connection therewith, including specifically this Power of Attorney, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: March 24, 1998                             /s/ John R. Purcell
                                                  ------------------------------
                                                  John R. Purcell

                              POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of Omnicom Group Inc., a New York corporation ("Omnicom"), constitutes and appoints John D. Wren and Barry J. Wagner, and each of them, his true and lawful attorney-in-fact and agent, with full and several power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K to be filed by Omnicom for the fiscal year ended December 31, 1997, including any or all amendments thereto, and to file the same, with all exhibits thereto, and other documents, in connection therewith, including specifically this Power of Attorney, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: March 24, 1998                             /s/ Keith L. Reinhard
                                                  ------------------------------
                                                  Keith L. Reinhard

                              POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of Omnicom Group Inc., a New York corporation ("Omnicom"), constitutes and appoints John D. Wren and Barry J. Wagner, and each of them, his true and lawful attorney-in-fact and agent, with full and several power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K to be filed by Omnicom for the fiscal year ended December 31, 1997, including any or all amendments thereto, and to file the same, with all exhibits thereto, and other documents, in connection therewith, including specifically this Power of Attorney, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: March 24, 1998                             /s/ Allen Rosenshine
                                                  ------------------------------
                                                  Allen Rosenshine

                              POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of Omnicom Group Inc., a New York corporation ("Omnicom"), constitutes and appoints John D. Wren and Barry J. Wagner, and each of them, his true and lawful attorney-in-fact and agent, with full and several power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K to be filed by Omnicom for the fiscal year ended December 31, 1997, including any or all amendments thereto, and to file the same, with all exhibits thereto, and other documents, in connection therewith, including specifically this Power of Attorney, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: March 24, 1998                             /s/ Gary L. Roubos
                                                  ------------------------------
                                                  Gary L. Roubos

                              POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of Omnicom Group Inc., a New York corporation ("Omnicom"), constitutes and appoints John D. Wren and Barry J. Wagner, and each of them, his true and lawful attorney-in-fact and agent, with full and several power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K to be filed by Omnicom for the fiscal year ended December 31, 1997, including any or all amendments thereto, and to file the same, with all exhibits thereto, and other documents, in connection therewith, including specifically this Power of Attorney, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: March 24, 1998                             /s/ Quentin I. Smith, Jr.
                                                  ------------------------------
                                                  Quentin I. Smith, Jr.

                              POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of Omnicom Group Inc., a New York corporation ("Omnicom"), constitutes and appoints John D. Wren and Barry J. Wagner, and each of them, his true and lawful attorney-in-fact and agent, with full and several power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K to be filed by Omnicom for the fiscal year ended December 31, 1997, including any or all amendments thereto, and to file the same, with all exhibits thereto, and other documents, in connection therewith, including specifically this Power of Attorney, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: March 24, 1998                             /s/ William G. Tragos
                                                  ------------------------------
                                                  William G. Tragos

                              POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of Omnicom Group Inc., a New York corporation ("Omnicom"), constitutes and appoints John D. Wren and Barry J. Wagner, and each of them, his true and lawful attorney-in-fact and agent, with full and several power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K to be filed by Omnicom for the fiscal year ended December 31, 1997, including any or all amendments thereto, and to file the same, with all exhibits thereto, and other documents, in connection therewith, including specifically this Power of Attorney, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: March 24, 1998                             /s/ Egon P.S. Zehnder
                                                  ------------------------------
                                                  Egon P.S. Zehnder